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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-41662), Form S-8 (File No. 333-27449), Form S-8 (File No. 33-84640) and Form S-3 (File No. 33-84766).



                                     /s/ Arthur Andersen LLP



Denver, Colorado,
 March 27, 1998